FSS2 P-4

SUPPLEMENT DATED July 30, 2008
TO THE PROSPECTUS DATED SEPTEMBER 1, 2007 OF

FRANKLIN STRATEGIC SERIES
(Franklin Biotechnology Discovery Fund, Franklin Technology Fund, Franklin Global Health Care Fund, Franklin Global Communications Fund, Franklin Natural Resources Fund)

The Board of Trustees recently approved a proposal to reorganize Franklin Technology Fund (“Technology Fund”), Franklin Global Communications Fund (“Communications Fund”), and Franklin Global Health Care Fund (“Health Care Fund”), series of Franklin Strategic Series, with and into Franklin DynaTech Fund, a series of Franklin Custodian Funds, subject to shareholder approval. The investment goals of Technology Fund and Health Care Fund are identical to the investment goal of DynaTech Fund; each has an investment goal of capital appreciation.  The investment goal of Communications Fund is to seek to provide total return, without undue risk, which varies from the investment goal of the other Funds because it has some emphasis on current income.  At the present time, however, many of the securities of communications companies in which Communications Fund invests do not pay dividends.

It is anticipated that in the third quarter of 2008 shareholders of the Funds will receive a proxy and proxy statement/prospectus requesting their votes on the reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed in December 2008. While shareholders of the Technology, Communications, and Health Care Funds are voting on the same proposal, each reorganization represents a separate transaction. This means that the reorganization may be effected for a Fund if that Fund’s shareholders vote in favor of the proposal and another Fund’s shareholders do not. The Funds will be closed to new investors after the close of the market on July 31, 2008. If you are a shareholder of record of the Funds as of the close of the market on July 31, 2008, you may continue to add to your account, subject to the terms of your investment plan, until the reorganization is approved by the Funds’ shareholders.

Please keep this supplement for future reference